Concentrations	12 Months Ended
Sep. 30, 2018
Risks and Uncertainties [Abstract]
Concentrations

12. Concentrations.

Market: The Company primarily serves customers in the petroleum industry in the Southeastern U.S. Significant economic disruption or downturn in this geographic region or within these industries could have an adverse effect on our financial statements.

Customers: During fiscal 2018, the Company’s ten largest customers accounted for approximately 59.1% of our revenue and one of these customers accounted for 17.3% of our revenue. Accounts receivable from the ten largest customers was $4,875,000 and $4,070,000 at September 30, 2018 and September 30, 2017 respectively. The loss of any one of these ten customers could have a material adverse effect on the Company’s revenues and income.

Deposits: Cash and cash equivalents are comprised of cash at Wells Fargo Bank, N.A. and a BB&T Money Market Fund. The balances may exceed FDIC limits.